UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2015

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York		10523
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 9, 2015, Party City Holdco Inc. (the “Company”) gave a presentation to investors and analysts regarding the Company and its business in connection with the Goldman Sachs Annual Global Retailing Conference. A copy of the presentation is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit. The presentation is also available on the Company’s website, www.partycity.com, however the Company’s website and any information contained on the website are not incorporated herein.

The information contained in this Item 7.01 to the Company’s Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated September 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: September 9, 2015	By:	/s/ Michael A. Correale
Michael A. Correale
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation dated September 9, 2015.